Exhibit 99.3

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1)  Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by Chimera Investment Corporation (“Client”) in a bulk transaction and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2)	Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”:	1,226 mortgage loans
▪	“Data Integrity Review”:	1,226 mortgage loans
▪	“Collection Comment Review”:	1,222 mortgage loans
▪	“Payment History Review”:	1,222 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3)	Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4)	Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below (please note items with a * represent the latter of the information from the Note or modification, if relevant, on the mortgage loan in question).

Amortization Type	Interest Rate Life Max	Mod Step 2 Date
Appraised Value	Interest Rate Life Min	Mod Step 2 Rate
Borrower Last Name	Interest Rate Periodic Cap	Original P&I
City	Interest Rate Periodic Floor	Property Type
First Interest Rate Change Date	Margin	Purpose
First Payment Change Date	Maturity Date	Refi Purpose
Has Modification?	Mod Date	Street
Index Type	Mod Step 1 Date	Total Deferred Balance
Interest Rate Change Frequency	Mod Step 1 Rate	Zip

(5)  Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)  Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be

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no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I)  Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

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(II)  Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III)   The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)  The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions;

(VI)	Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;

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▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Data Integrity Review: AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

Collection Comment Review: AMC performed a 12-month collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a 24-month review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 24-month look back period for each mortgage loan within the payment history population.

SUMMARY OF FINDINGS AND CONCLUSIONS

There were 1,226 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 1,146 (93.47%) of the mortgage loans had exceptions; however, only 150 (12.23%) of the mortgage loans had exceptions that triggered a “D” rating under the NRSRO criteria noted above. None of the mortgage loans had exceptions that triggered a “C” rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (1,226 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Compliance: Event Level	Loan Count	Percentage of Loans
A	80	6.53%
B	996	81.24%
C	0	0.00%
D	150	12.23%
Total	1,226	100.00%

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EXCEPTION SUMMARY (1,226 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMC.

Exception Type	Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	150
		Missing Document	1
		Total Compliance Grade (D) Exceptions:	151
	B	TILA	1,475
		Missing Application Date	865
		Missing, Incorrect, or Incomplete Final TIL	463
		Missing, Incorrect, or Incomplete GFE	455
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	357
		RESPA	320
		Misc. State Level	271
		FACTA	232
		LTV Test	197
		Missing Non-Required Data	182
		Missing Required Data	70
		Missing Required Data (other than HUD-1 or Note)	39
		State Defect	38
		Final TIL Estimated	19
		State Late Charge	4
		Compliance	2
		FHA	2
		Total Compliance Grade (B) Exceptions:	4,991
		Total Compliance Exceptions	5,142

DATA INTEGRITY REVIEW RESULTS SUMMARY (1,226 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

In total, 375 unique loans (30.59% of the total) were identified to have variances across twenty-seven (27) unique data fields.

Field Label	Count	% of Loans
Appraised Value	186	15.17%
Property Type	72	5.87%
Street	63	5.14%
Has Modification?	48	3.92%
Zip	39	3.18%
Borrower Last Name	35	2.85%

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Purpose	28	2.28%
Refi Purpose	17	1.39%
Interest Rate Life Max	13	1.06%
Total Deferred Balance	9	0.73%
Maturity Date	8	0.65%
Interest Rate Life Min	7	0.57%
City	5	0.41%
Amortization Type	4	0.33%
First Interest Rate Change Date	4	0.33%
First Payment Change Date	4	0.33%
Index Type	4	0.33%
Interest Rate Change Frequency	4	0.33%
Interest Rate Periodic Cap	4	0.33%
Interest Rate Periodic Floor	4	0.33%
Margin	4	0.33%
Mod Date	2	0.16%
Mod Step 1 Date	2	0.16%
Mod Step 1 Rate	2	0.16%
Mod Step 2 Date	1	0.08%
Mod Step 2 Rate	1	0.08%
Original P&I	1	0.08%

COLLECTION COMMENT REVIEW SUMMARY (1,222 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 1,214 mortgage loans (99.35%) triggered an EV1 or EV2 exception level, and 8 mortgage loans (0.65%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	1,139	93.21%
2	75	6.14%
3	8	0.65%
Total	1,222	100.00%

EV3 Exceptions	# Exceptions	% of Loans
Cease and Desist Request Received From Mortgagor or 3rd Party	2	0.16%
Mortgagor Deceased – Not clear or no information on executor/heir	5	0.41%
Verbal Dispute – No indication servicer ever responded and appears issue is still active	1	0.08%
Total	8

PAYMENT HISTORY REVIEW SUMMARY (1,222 Mortgage Loans)

A 24-month Payment History Review was completed on 1,222 mortgage loans of which all 1,222 mortgage loans (100.00%) had complete pay history strings. Of these mortgage loans, 923 mortgage loans (75.53%) had no delinquencies during the lookback period. The remaining 299 mortgage loans (24.47%) showed evidence of one or more delinquencies during the lookback period.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, No Missing Data	923	75.53%

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Delinquency, No Missing Data	299	24.47%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	1,222	100.00%

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